Exhibit 10.04

LEASE AGREEMENT


   THIS LEASE AGREEMENT is made and entered into this 2nd day of August, 1999 by and between TSP ENTERPRISES, of 2878 East Heather Cir., Salt Lake City, Utah 84117, hereinafter referred to as "Lessor: and Jed Checketts, doing business as POWERBALL TECHNOLOGIES of 2095 West 2200 South, West Valley City, Ut 84119, hereinafter referred to as "Lessee."

   IN CONSIDERATION of the mutual covenants herein contained, the parties hereto as follows:

   1. DEMISED PREMISES. Lessor does hereby lease, demise and let to Lessee and Lessee does hereby take and lease from Lessor the property located at 2095 West 2200 South, a 2,500 sq. ft. unit, more or less, located in Decker Lake Industrial Park, West Valley City, Utah 84119, upon the terms and conditions hereinafter set forth.

   2. TERM OF LEASE. The term of this lease shall commence on the 1st day of August, 1999 and continue for a period of one year thereafter until July 31, 2000.

   3. RENT. The rent for the premises shall be $965.00 on a monthly basis in advance, upon the first day of each calendar month to Lessor or his authorized agent or at such other places as may be designated by Lessor from time to time. Also due on August 1st is $28.00 to be added to the previously paid $937.00 for the last month's rent. In the event the rent is not paid within five (5) days after the due date, Lessee agrees to pay a late charge fee of 5% and interest at the rate of 1-1/2% per month until paid. Lessee further agrees to pay the sum of $20.00 for each dishonored bank check.

   4. SECURITY DEPOSIT. Lessee shall pay to Lessor upon execution of this agreement a $100.00 Security Deposit (previously paid), which deposit shall not be used as any part of the rent but shall be refunded to Lessee upon termination of the lease less all amounts due Lessor including necessary repairs and/or cleaning.

   5. AUTHORIZED USE. Lessee will use and occupy the leased premises for the purpose of all activities associated with production, storage, distribution and sales of powerballs and other functions associated with this business and for no other purpose whatsoever without the written consent of the Lessor first had and obtained. Lessee agrees that Lessee will not allow, permit, nor engage in any illegal or unlawful conduct on the lease premises during the term of the lease or any extension thereof.

   6. UTILITIES AND TAXES. Responsibility for utilities, taxes and insurance shall be as indicated: Tenant responsible for (T), Landlord responsible for
(L).

Power (T), Heat (T), Water (L), Sewer (L), Telephone (T), Real Property Tax
(L), Increase above 1999 in Real Property Tax (T), Personal Property Tax (T), Fire Insurance on Building (L), Fire Insurance on Personal Property (T), Glass Insurance (T).

   7. MAINTENANCE REPAIRS OR ALTERATIONS. Lessee has inspected the premises and hereby acknowledges that the premises are in good order and repair. Responsibility for maintenance and replacement shall be as follows: Tenant responsible for (T), Landlord responsible for (L).


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Roof (L), Exterior Wall (L), Interior Walls (T), Structural Repair (L),
Interior Decorating (T), Yard Surfacing (L), Plumbing Equipment (T), Heating and Air Conditioning Equipment (T), Light Bulbs, Tubes and Ballasts (T), Electrical Equipment (T), Glass Breakage (T), Snow Removal (L)< Janitor (T), Trash Removal (T), Passage and Overhead Doors (T).

   8. INJURY AND PROPERTY DAMAGE. Lessee agrees to indemnify and hold Lessor harmless from any and all claims of any kind or nature arising out of Lessee's use of the demised premises during the term hereof or any renewal of continuation period. Lessee shall at all times during the term hereof or any extension of said term keep in effect liability insurance in the names of and for the benefit of Lessor and Lessee with a combined limit of bodily injury and property damage liability or not less than $500,000.00.

   9. LESSOR'S RIGHT TO ENTER. The Lessor may at reasonable times enter the premises to inspect and make necessary repairs or improvements thereon and may exhibit the premises to prospective buyers at reasonable time upon notice to Lessee.

  10. NO ASSIGNMENT OR SUBLETTING. The Lessee shall not assign, mortgage, or encumber the leased premises nor sublet or permit the leased premises or any part thereof to be used by any other without prior written consent of the Lessor in each instance.

  11. HOLDING OVER. If Lessee remains in possession of the premises after the termination of this lease or any extension or renewal of the term thereof without execution of a new lease, Lessee shall be deemed to be occupying the premises as a tenant from month-to-month subject to all of the same terms, conditions and obligations of this lease agreement.

  12. SURRENDER OF PREMISES. Lessee agrees to surrender the leased premises at the expiration or sooner termination of this lease or any extension thereof in the same condition as when the premises were delivered to Lessee, normal wear and tear excepted. The ownership of any and all fixtures and signs shall belong to the Lessor upon the surrender of the premises. Lessee agrees to pay a reasonable cleaning charge should it be necessary for Lessor to restore or cause to be restored the premises to the same condition as when said premises were delivered to Lessee including the removal of any Lessee's property.

  13. WAIVER OF COVENANTS. The failure of any Lessor to enforce any provision of this agreement shall not constitute a waiver of said provision or a any other provision herein.

 14. DEFAULT. Lessee further covenants with Lessor that if the rent or any part thereof is not paid when it becomes due, or if Lessee shall violate or neglect any covenant, agreement or stipulation herein contained on its part required to be kept, performed or observed, then Lessor may have any or all of the following remedies or courses of action cumulatively. Lessor may at its option cancel and annul this lease as to any future rights of Lessee and may thereafter enter and retake possession of the premises, remove all persons, furniture, fixtures, and equipment belonging to Lessee at Lessee's expense. Lessor may take possession and relet said premises or any part thereof for such terms and rent as Lessor in his sole discretion may deem advisable. Lessor may sue Lessee for damages on a month-to-month basis or for the entire term of the agreement and may recover, in addition thereto, Lessor's reasonable attorneys' fees, court costs and interest at the rate of 1-1/2% per month on all unpaid amounts. In the event of Lessee's bankruptcy, Lessor may

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immediately re-enter and retake possession of the premises without any further notification or action. Said remedies shall be in addition to any remedies authorized by law including Lessor's lien on all personal property of Lessee stored on said premises.

  15.  TIME.  Time is of the essence of this agreement.

  16. ENTIRE AGREEMENT. The parties hereto agree that this agreement constitutes the entire lease agreement and understanding between the parties and there are no other prior discussions, understandings or agreements relative to this agreement except as herein expressly set forth. This agreement may not be altered or changed except in writing signed by all parties hereto.

  17. GOVERNING LAW. This agreement shall be governed and interpreted by the laws of the State of Utah.

  18. ATTORNEYS' FEES. The parties hereto mutually agree should either party default in any of the covenants or conditions herein contained, the defaulting party shall pay all court costs, and expenses including a reasonable attorneys' fees which may arise out of or any way be connected with this case of the indemnification provisions hereunder.

  IN WITNESS WHEREOF the parties have set their signatures hereunto the date and year first above written.


----------------------------------   ------------------------------
Lessor (TSP ENTERPRISES)               Lessee (POWERBALL TECHNOLOGIES)



                           COMMERCIAL PROPERTY MANAGERS
                           David Towers      467-4130
                           Gary Stevens      467-2846
                           Jim Pugmire       272-4434

LEASE AGREEMENT


   THIS LEASE AGREEMENT is made and entered into this 18TH day of August, 1999 by and between TSP ENTERPRISES, of 2878 East Heather Cir., Salt Lake City, Utah 84117, hereinafter referred to as "Lessor: and Jed Checkets, doing business as POWERBALL TECHNOLOGIES of 2095 West 2200 South, West Valley City, Ut 84119, hereinafter referred to as "Lessee."

   IN CONSIDERATION of the mutual covenants herein contained, the parties hereto as follows:

   1. DEMISED PREMISES. Lessor does hereby lease, demise and let to Lessee and Lessee does hereby take and lease from Lessor the property located at 2095 West 2200 South, a 2,500 sq. ft. unit, more or less, located in Decker Lake Industrial Park, West Valley City, Utah 84119, upon the terms and conditions hereinafter set forth.

   2. TERM OF LEASE. The term of this lease shall commence on the 1st day of September, 1999 and continue for a period of one year thereafter until July 31, 2000.

   3. RENT. The rent for the premises shall be $825.00 (plus 1/11 of the amount Lessor pays for dry wall, painting, overhead door insulation, and 1/2 electrical) on a monthly basis in advance, upon the first day of each calendar month to Lessor or his authorized agent or at such other places as may be designated by Lessor from time to time. Lessee will pay the last month's rent along with September rent. In the event the rent is not paid within five (5) days after the due date, Lessee agrees to pay a late charge fee of 5% and interest at the rate of 1-1/2% per month until paid. Lessee further agrees to pay the sum of $20.00 for each dishonored bank check.

   4. SECURITY DEPOSIT. Lessee shall pay to Lessor upon execution of this agreement a $500.00 Security Deposit which deposit shall not be used as any part of the rent but shall be refunded to Lessee upon termination of the lease less all amounts due Lessor including necessary repairs and/or cleaning.

   5. AUTHORIZED USE. Lessee will use and occupy the leased premises for the purpose of all activities associated with production, storage, distribution and sales of powerballs and other functions associated with this business and for no other purpose whatsoever without the written consent of the Lessor first had and obtained. Lessee agrees that Lessee will not allow, permit, nor engage in any illegal or unlawful conduct on the lease premises during the term of the lease or any extension thereof.

   6. UTILITIES AND TAXES. Responsibility for utilities, taxes and insurance shall be as indicated: Tenant responsible for (T), Landlord responsible for
(L).

Power (T), Heat (T), Water (L), Sewer (L), Telephone (T), Real Property Tax
(L), Increase above 1999 in Real Property Tax (T), Personal Property Tax (T), Fire Insurance on Building (L), Fire Insurance on Personal Property (T), Glass Insurance (T).

   7. MAINTENANCE REPAIRS OR ALTERATIONS. Lessee has inspected the premises and hereby acknowledges that the premises are in good order and repair. Responsibility for maintenance and replacement shall be as follows: Tenant responsible for (T), Landlord responsible for (L).

Roof (L), Exterior Wall (L), Interior Walls (T), Structural Repair (L), Interior Decorating (T), Yard Surfacing (L), Plumbing Equipment (T), Heating and Air Conditioning Equipment (T), Light Bulbs, Tubes and Ballasts (T), Electrical Equipment (T), Glass Breakage (T), Snow Removal (L)< Janitor (T), Trash Removal (T), Passage and Overhead Doors (T).

   8. INJURY AND PROPERTY DAMAGE. Lessee agrees to indemnify and hold Lessor harmless from any and all claims of any kind or nature arising out of Lessee's use of the demised premises during the term hereof or any renewal of continuation period. Lessee shall at all times during the term hereof or any extension of said term keep in effect liability insurance in the names of and for the benefit of Lessor and Lessee with a combined limit of bodily injury and property damage liability or not less than $500,000.00.

   9. LESSOR'S RIGHT TO ENTER. The Lessor may at reasonable times enter the premises to inspect and make necessary repairs or improvements thereon and may exhibit the premises to prospective buyers at reasonable time upon notice to Lessee.

  10. NO ASSIGNMENT OR SUBLETTING. The Lessee shall not assign, mortgage, or encumber the leased premises nor sublet or permit the leased premises or any part thereof to be used by any other without prior written consent of the Lessor in each instance.

  11. HOLDING OVER. If Lessee remains in possession of the premises after the termination of this lease or any extension or renewal of the term thereof without execution of a new lease, Lessee shall be deemed to be occupying the premises as a tenant from month-to-month subject to all of the same terms, conditions and obligations of this lease agreement.

  12. SURRENDER OF PREMISES. Lessee agrees to surrender the leased premises at the expiration or sooner termination of this lease or any extension thereof in the same condition as when the premises were delivered to Lessee, normal wear and tear excepted. The ownership of any and all fixtures and signs shall belong to the Lessor upon the surrender of the premises. Lessee agrees to pay a reasonable cleaning charge should it be necessary for Lessor to restore or cause to be restored the premises to the same condition as when said premises were delivered to Lessee including the removal of any Lessee's property.

  13. WAIVER OF COVENANTS. The failure of any Lessor to enforce any provision of this agreement shall not constitute a waiver of said provision or a any other provision herein.

 14. DEFAULT. Lessee further covenants with Lessor that if the rent or any part thereof is not paid when it becomes due, or if Lessee shall violate or neglect any covenant, agreement or stipulation herein contained on its part required to be kept, performed or observed, then Lessor may have any or all of the following remedies or courses of action cumulatively. Lessor may at its option cancel and annul this lease as to any future rights of Lessee and may thereafter enter and retake possession of the premises, remove all persons, furniture, fixtures, and equipment belonging to Lessee at Lessee's expense. Lessor may take possession and relet said premises or any part thereof for such terms and rent as Lessor in his sole discretion may deem advisable. Lessor may sue Lessee for damages on a month-to-month basis or for the entire term of the agreement and may recover, in addition thereto, Lessor's reasonable attorneys' fees, court costs and interest at the rate of 1-1/2% per month on all unpaid amounts. In the event of Lessee's bankruptcy, Lessor may immediately re-enter and retake possession of the premises without any further notification or action. Said remedies shall be in addition to any remedies authorized by law including Lessor's lien on all personal property of Lessee stored on said premises.

  15.  TIME.  Time is of the essence of this agreement.

  16. ENTIRE AGREEMENT. The parties hereto agree that this agreement constitutes the entire lease agreement and understanding between the parties and there are no other prior discussions, understandings or agreements relative to this agreement except as herein expressly set forth. This agreement may not be altered or changed except in writing signed by all parties hereto.

  17. GOVERNING LAW. This agreement shall be governed and interpreted by the laws of the State of Utah.

  18. ATTORNEYS' FEES. The parties hereto mutually agree should either party default in any of the covenants or conditions herein contained, the defaulting party shall pay all court costs, and expenses including a reasonable attorneys' fees which may arise out of or any way be connected with this case of the indemnification provisions hereunder.

  IN WITNESS WHEREOF the parties have set their signatures hereunto the date and year first above written.


 ----------------------------------          ------------------------------
      Lessor (TSP ENTERPRISES)               Lessee (POWERBALL TECHNOLOGIES)


                           COMMERCIAL PROPERTY MANAGERS
                           David Towers      467-4130
                           Gary Stevens      467-2846
                           Jim Pugmire       272-4434

ADDENDUM TO 1097 LEASE

                                                         August 31, 1999


In accordance with paragraph e, LEASE AGREEMENT dated August 18, 1999, the following is the breakdown of agreed upon remodeling expenses that are to be prorated over the life of the LEASE.


          Painting/materials               $1,496.79

          Drywall/installation             $1,850.00

          O/H door installation            $  504.00

          Electrical materials/labor (1/2) $  194.18

          Pressure wash     ($175.00)          N/C

          30 Yard dumpster  ($254.79)          N/C

          Lumber            ($118.92)          N/C

                             TOTAL        -----------
                                           $4,044.97

                             Divide by 11  $  367.72 or $368.00

                                             +825.00

                                          ------------
                                           $1,193.00


----------------------------------             ------------------------------
LESSOR (TOWERS & CO.)                          LESSEE (POWERBALL TECH)